The AFL-CIO Housing Investment Trust (HIT) is a $7.5 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has over 40 years of success in impact investing—generating competitive returns for eligible investors while also providing the vital collateral benefits of union jobs and affordable housing for working people. Since 1984, the HIT has maintained best in class labor polices to promote meaningful investment impacts nationwide:

$52.8 billion total economic impact*

Invested or allocated $11.7 billion nationally since inception in 1984, financed 633 projects in 31 states and the District of Columbia

Created over 217.0 million hours of union construction labor	Generated 248,718 total jobs in communities across the U.S.	$23.7 billion in total development investment	Produced 132,084 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing

$22.7 billion in wages and benefits*

$11.8 billion for construction workers	$10.9 billion of other wages and benefits

continued

* Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of June 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

Trades Impact	JUNE 2026

Work Generated for

[Trade Type]

Since Inception (1984–Present)*

Trade	Estimated Hours Worked
[Trade Type]	xxx,xxx,xxx
Total All Trades	217,047,510

* Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of June 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com